Supplement dated October 1, 2011
To
DAVIS SERIES, INC.
Statutory Prospectus
dated May 1, 2011
The section of the statutory prospectus entitled “Portfolio Managers” within the Fund Summary for Davis Opportunity Fund has been amended and restated as below.
Portfolio Managers
As of the date of this prospectus, the six portfolio managers listed below managed a substantial majority of the Fund’s assets.

Primary Title with
Investment Adviser or
Portfolio Managers	Experience with this Fund	Sub-Adviser
Dwight Blazin	Since December 2001	Vice President
Davis Selected Advisers-NY, Inc.

Stephen Chen	Since February 2003	Vice President
Davis Selected Advisers-NY, Inc.

Christopher Davis	Since January 1999	Chairman
Davis Selected Advisers, L.P.

Danton Goei	Since December 2001	Vice President
Davis Selected Advisers-NY, Inc.

F. Jack Liebau, Jr.	Since October 2011	Vice President
Davis Selected Advisers-NY, Inc.

Tania Pouschine	Since July 2003	Vice President
Davis Selected Advisers-NY, Inc.
The section of the statutory prospectus entitled “Portfolio Managers — Davis Opportunity Fund” has been amended and restated as below.
Portfolio Managers
Davis Opportunity Fund
Davis Opportunity Fund Team Managed. Davis Advisors uses a system of multiple Portfolio Managers to manage Davis Opportunity Fund. Under this approach, the portfolio of the Fund is divided into segments managed by individual Portfolio Managers. Christopher Davis is the Portfolio Manager responsible for overseeing and allocating segments of the Funds’ assets to the other Portfolio Managers. Dwight Blazin, Stephen Chen, Danton Goei, F. Jack Liebau, Jr. and Tania Pouschine manage the substantial majority of the

Funds’ assets and are primarily responsible for the day-to-day management of the Funds’ assets. In addition, a limited portion of the Funds’ assets are managed by Davis Advisors’ research analysts, subject to review by Christopher Davis and the Portfolio Review Committee. Portfolio Managers decide how their respective segments will be invested. All investment decisions are made within the parameters established by the Fund’s investment objectives, strategies, and restrictions.
•	Dwight Blazin has managed a segment of Davis Opportunity Fund since December 2001, manages other equity funds advised by Davis Advisors, and also serves as research analyst for Davis Advisors. Mr. Blazin joined Davis Advisors in August 1997.

•	Stephen Chen has managed a segment of Davis Opportunity Fund since February 2003, manages other equity funds advised by Davis Advisors, and also serves as research analyst for Davis Advisors. Mr. Chen joined Davis Advisors in December 2002.

•	Christopher Davis has served as the research adviser of Davis Opportunity Fund since January 1999, and also manages other equity funds advised by Davis Advisors and serves as head of the Portfolio Review Committee. Mr. Davis has served as an analyst and portfolio manager for Davis Advisors since 1989. As research adviser, Mr. Davis oversees the portfolio managers of Davis Opportunity Fund and allocates segments of the Fund to each of them to invest.

•	Danton Goei has managed a segment of Davis Opportunity Fund since December 2001, manages other equity funds advised by Davis Advisors, and also serves as research analyst for Davis Advisors. Mr. Goei joined Davis Advisors in November 1998.

•	F. Jack Liebau, Jr. has managed a segment of Davis Opportunity Fund since October 2011, manages other equity funds and private accounts advised by Davis Advisors, he also serves as research analyst for Davis Advisors and as a member of the Portfolio Review Committee. Mr. Liebau joined Davis Advisors in September 2011. From September 2003 to September 2011, Mr. Liebau served as founder, president & chief compliance officer of Liebau Asset Management Company, LLC.

•	Tania Pouschine has managed a segment of Davis Opportunity Fund since July 2003, manages other equity funds advised by Davis Advisors, and also serves as research analyst for Davis Advisors. Ms. Pouschine joined Davis Advisors in July 2003.

Supplement dated October 1, 2011
To
DAVIS SERIES, INC.
Statement of Additional Information
dated May 1, 2011
The section of the statement of additional information entitled “Portfolio Managers — Davis Opportunity Fund” has been amended and restated as below.
Portfolio Managers
Davis Opportunity Fund
The Portfolio Managers of Davis Opportunity Fund are Dwight Blazin, Stephen Chen, Christopher Davis, Danton Goei, F. Jack Liebau, Jr. and Tania Pouschine. They are the persons primarily responsible for investing the Fund’s assets on a daily basis.
The section of the statement of additional information entitled “Other Accounts Managed as of December 31, 2010” has been supplemented to include the following additional information:
Supplemental Information
Other Accounts Managed as of October 1, 2011

					Number	Assets in
Portfolio Managers	Number of RICs	Assets in RICs	Number of OPIV	Assets in OPIV	of OA	OA
F. Jack Liebau, Jr.	none	none	none	none	34	$352 Million
The section of the statement of additional information entitled “Ownership of Fund Shares” has been supplemented to include the following additional information:
Supplemental Information
Ownership of Fund Shares
As of October 1, 2011, F. Jack Liebau, Jr. had between $100K to $500K invested in Davis Opportunity Fund.
The section of the statement of additional information entitled “Structure of Compensation” has been supplemented to include the following additional information:

F. Jack Liebau, Jr.’s compensation for services provided to the Adviser consists of: a base salary and an annual discretionary bonus (not to be below a contractually specified minimum). The Adviser’s Portfolio Managers are provided benefits packages including life insurance, health insurance, and participation in the Adviser’s 401(k) plan comparable to that received by other company employees.